UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 12, 2011
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

1-9247	13-2857434
(Commission File Number)	(IRS Employer Identification No.)

One CA Plaza Islandia, New York	11749
(Address of principal executive offices)	(Zip Code)

(800) 225-5224
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On May 12, 2011, CA, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and fiscal year ended March 31, 2011. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2011, the Company announced Nancy E. Cooper will be retiring as Chief Financial Officer of the Company as soon as her successor is named in the near future.

The events described under Item 5.02 of this Current Report are also described in the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01         Other Events.

On May 12, 2011, the Company announced that its Board of Directors has authorized the repurchase of an additional $500 million of the Company’s common stock.  This new authorization is in addition to the remaining approximately $200 million of the Board’s 2010 repurchase authorization of $500 million, and brings the total available for repurchase to approximately $700 million.  The Company will fund the program with available cash on hand and repurchase shares on the open market from time-to-time based on market conditions and other factors.

In addition, on May 12, 2011, the Company announced that its Board of Directors has authorized a 25 percent increase in the Company’s quarterly dividend on its common stock, as and when declared by the Board.  For the first quarter of fiscal year 2012, the Board has declared a quarterly cash dividend of $0.05 per share, compared with the prior quarterly dividend of $0.04 per share.

The events described under Item 8.01 of this Current Report are also described in the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1
Press release dated May 12, 2011 relating to the Company’s financial results, the retirement of Nancy E. Cooper as Executive Vice President and Chief Financial Officer, a common stock repurchase authorization and a dividend increase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.

Date: May 12, 2011	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, Corporate Governance, and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1
Press release dated May 12, 2011 relating to the Company’s financial results, the retirement of Nancy E. Cooper as Executive Vice President and Chief Financial Officer, a common stock repurchase authorization and a dividend increase.